PotlatchDeltic

Why Invest in PotlatchDeltic

INVESTOR PRESENTATION

Q1 2022

Forward-Looking Statements & Non-GAAP Measures


PotlatchDeltic

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the company's business model, effect of change in lumber prices on annual EBITDDA, expected continuation of favorable industry fundamentals, estimated future harvest volumes, timberland productivity, percent of Idaho sawlogs indexed to the price of lumber, amount of carbon removed and sequestered and greenhouse gas emitted each year, climate change risks and opportunities, maintenance of third-party environmental and safety certifications, percentage of merchantable timber inventory that is comprised of sawlogs, percent of sawlogs used internally, manufacturing capacity and expansions, effect of change in log prices on company cash generation, U.S. South sawlog growth versus drain projections, lumber volume growth trends, forecasted lumber shipments and prices, North American lumber demand and production, anticipated efficiency gains and reduced costs upon completion of the Ola sawmill rebuild, and expected dates for restarting the mill and reaching full operation, projected U.S. demand for mass timber and benefits and carbon impact resulting from mass timber use, expectations regarding the U.S./Canadian softwood lumber import duties, anticipated European lumber imports, forecasted real estate sales, real estate business potential and land development potential, including for solar energy opportunities, capital allocation, growing dividend and dividend yield, share repurchases, future capital expenditures and anticipated return on capital expenditures, debt metrics and anticipated interest rates, investment grade credit rating, future company performance, the U.S. housing market, including housing starts, housing resales and affordability, repair and remodel activity, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in: timberland values, timber harvest levels on the company's lands, timber prices, policy regarding governmental timber sales, the United States and international economies, U.S. job growth, U.S. bank lending practices, the level of domestic construction activity, international tariffs, quotas, and trade agreements involving wood products, domestic and international demand for wood products, production and production capacity in the forest products industry, competitive pricing pressures for the company's products, general and industry specific environmental laws and regulations, fuel and energy costs, raw material and other costs, and tax laws that could reduce the benefits associated with REIT status. Results may also differ materially because of unanticipated manufacturing interruptions, unforeseen environmental liabilities or expenditures, climate change and weather conditions, an inability to satisfy complex rules in order to remain qualified as a REIT, other events beyond our control, such as the impact of disease epidemics and pandemics, such as the outbreak of Covid-19 and its variants, governmental responses to such outbreaks, and anticipated recovery from the pandemic on our business, suppliers, customers and employees, and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company's website at www.PotlatchDeltic.com.

BEGIN YOUR DISCOVERY

Why Invest in PotlatchDeltic

PotlatchDeltic's high-quality, well-managed portfolio of assets is ideally positioned to take advantage of favorable industry fundamentals. We have the **HIGHEST DIRECT LEVERAGE** to lumber prices of the timber REITs along with the **STABILITY** of timberlands, which support a sustainable and growing dividend.



High Quality Timberlands



Top 10 Lumber Producer in the U.S.



Stratifying Land to Deliver Value

PotlatchDeltic is a $4 Billion Timber Real Estate Investment Trust (REIT) Focused on:

- GROWING & HARVESTING TREES SUSTAINABLY
- BEING PART OF THE SOLUTION TO CLIMATE CHANGE
- MANUFACTURING LUMBER & PLYWOOD
- SELLING DEVELOPED & RURAL LAND

1.8

Million Acres of Timberland

7

Manufacturing Facilities that Produce Lumber and Plywood


SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
LITTLE ROCK
OLA
WALDO
WARREN
Timberlands
Wood Products Facilities
Chenal Real Estate
Headquarters



THREE BUSINESS SEGMENTS

We Operate Three Business Segments

Timberlands

We own 1.8 million acres of timberland in Idaho and the U.S. South that we manage on a sustainable basis using **ENVIRONMENTAL BEST PRACTICES**.



Wood Products

We rank as a top 10 lumber producer in the U.S. with 1.1 billion board feet of capacity. We also own an industrial grade plywood mill with 150 million square feet of capacity. We are focused on growing our Wood Products business through **HIGH RETURN CAPITAL PROJECTS**.



Real Estate

We identify and monetize acres that have a **HIGHER VALUE** than timberland through rural land sales and a master-planned community in Little Rock, Arkansas.



Timberlands Ownership By State

REGION	STATE	ACRES[1]
	IDAHO	626
	MINNESOTA	11
NORTHERN		637
	ARKANSAS	950
	MISSISSIPPI	98
	ALABAMA	87
	LOUISIANA	31
SOUTHERN		1,166



We manage our timberlands on a sustainable basis, leveraging decades of experience, and we are a leader in forest stewardship.

1 | Acres in thousands; as of December 31, 2021.

Sustainable Timberland Management

HISTORICAL AND PROJECTED SUSTAINABLE HARVEST


MILLION TONS
ACTUAL
ANNUAL HARVEST
PROJECTED AVERAGE
ANNUAL HARVEST RANGE[1]
5.5
5.6
6.0
5.5
6.8
5.6
7.0
5.6
7.7
6.2
MAX
MIN
2018
2019
2020
2021[2]
2022-2031
2032-2064
2065+



LONG-TERM SUSTAINABLE FOREST MANAGEMENT PLANS INCORPORATE BEST MANAGEMENT PRACTICES

Timberlands are managed using 50-year strategic management plans based on harvest schedule models. Timber inventory data are utilized in growth and yield models, which optimize long-term harvesting and best forest management practices and project sustainable harvest volumes over the 50-year time horizon.



Harvested 3.8%

OF TIMBERLANDS, INCLUDING THINNING[3]

100%
SFI CERTIFIED
~70%
FSC CERTIFIED IN AR & LA



22 Million

SEEDLINGS PLANTED[4]

1 | Does not include the effect of future acquisitions or dispositions; reflects large 2020 Minnesota sale.
2 | The Ola, Arkansas sawmill fire reduced harvest in 2021.
3 | 2020 data.
4 | 2021 data.

Idaho Timberlands are Highly Profitable and Productive

PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM AVERAGE INLAND NORTHWEST TIMBERLANDS


TYPICAL INLAND NW TIMBERLANDS
MILDER CLIMATE
HIGHER PRECIPITATION
FAVORABLE SOILS
IDEAL ELEVATION
PCH TIMBERLANDS

EBITDDA EXCEEDS
W. OREGON & WASHINGTON


EBITDDA/ACRE[1] (2016-2021)
$183
$162
PCH
IDAHO
WY
WESTERN OR/WA

We are the largest private landowner in Idaho where we own the **most productive timberlands** in the Inland Northwest. High value sawlogs represent over 90% of our Idaho harvest volume and we **index about 75% of our sawlogs to the price of lumber.**


MAJOR SPECIES
DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR
90%
SAWLOGS
AVERAGE 45%
OF SAWLOGS USED INTERNALLY

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings.

Significant Portion of Idaho Sawlogs Indexed to Lumber


$1,300
$1,100
$900
$700
$500
$300
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
WWPA Inland Hem-Fir Lumber Index ($/MBF)
PCH Idaho Hem-Fir Sawlog ($/MBF Eastside Scale)[1]

5-Year
ROLLING AGREEMENT

Covers ~75%
OF IDAHO SAWLOGS

PRICES RESET ON
1 Month Lag

Unique in Industry

EST. 2013

In Place Since 2013

1 | Idaho sawlogs are sold on a Scribner Eastside log scale basis; the price conversion factor is approximately 1.25X, so $600/MBF Eastside = ~$750/MBF Westside.

We are Naturally Hedged in the U.S. South

PCH SAWLOG CONSUMPTION VS. PCH SAWLOG SALES



2.2M Tons	2.1M Tons
CONSUMED	SOLD

10% CHANGE IN PRICES → **1%** CHANGE IN PCH CASH FLOWS

MAJOR SPECIES
SOUTHERN YELLOW PINE, MIXED HARDWOODS

52%
SAWLOGS

AVERAGE 50%
OF SAWLOGS USED INTERNALLY

The Hedge is Important Because Southern Sawlog Prices Remain Below Trend Levels

SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS LUMBER PRODUCTION[1]


BILLION BOARD FEET
22
17
12
7
2
$50
$40
$30
$20
$10
$ PER TON
TREND PRICING
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021
US South Softwood Lumber Production
US South Pine Sawtimber Price

Southern yellow pine sawlog prices remain below trend levels because of oversupply. The oversupply situation has its roots in conversion of southern row crop land to timberland through CRP incentives over 30 years ago and increased productivity of southern acres due to improved silvicultural practices (genetically modified seedlings, plantations, fertilization).

1 | Source: USDA, WWPA, Timber Mart-South; 2021 production estimate based on 10 months of actual production.

Sawmill Capacity Additions Should Continue to Tighten Log Markets

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2017[1]



PCH Timberlands

New Sawmill Capacity Announced

New Sawmill Capacity Completed

ALMOST 1.3 BBF ANNOUNCED

2.7 BBF COMPLETED

Fiber supply constraints in the U.S. Northwest and declining annual allowable cut in British Columbia, combined with available low-cost fiber in the U.S. South has driven capacity expansion to the southern region. Delays in new equipment and labor shortages are delaying completion and startup of capacity expansion projects.

1 | Source: ERA Forest Products Research.

Sawmill Capacity Additions are Expected to Tighten Growth/Harvest Ratios

U.S. SOUTH SAWLOG GROWTH VS. DRAIN[1]


BILLION BOARD FEET
30
25
20
15
10
5
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
Growth
Drain

1 | Source: FEA Data Center.

Climate Change Opportunities In Southern Timberlands

POTENTIAL FOR HIGHER SOUTHERN TIMBERLAND GROWTH RATES

Loblolly Pine

WELL SUITED FOR CHANGING CLIMATE





CO_2

HIGHER CO_2 LEVELS COULD DRIVE

Up to 30%

PRODUCTIVITY GAINS IN NEXT ROTATION

> Climate change could drive additional timberland productivity but also create demand for low carbon footprint wood-based construction. Weather and labor constraints could also increase costs.

Wood Products Facilities Located Close to Major End Markets

REGION	FACILITY	CAPACITY[1]
	ST. MARIES, IDAHO	185 MMBF
	BEMIDJI, MINNESOTA	140 MMBF
	GWINN, MICHIGAN	185 MMBF
	OLA, ARKANSAS[2]	150 MMBF
	WALDO, ARKANSAS	190 MMBF
	WARREN, ARKANSAS	220 MMBF
LUMBER		1,070 MMBF
	ST. MARIES, IDAHO	150 MMSF
PLYWOOD		150 MMSF



We own 6 sawmills located in Arkansas, Idaho, Michigan and Minnesota that have capacity to produce nearly 1.1 billion board feet of lumber annually. Our plywood facility in St. Maries, Idaho produces specialty plywood for industrial applications.

1 | Capacity as of December 31, 2021; Capacity represents the proven annual production capabilities of the facility under normal operating conditions and producing a normal product mix. Excludes overtime.

2 | In June 2021, a fire occurred in the sawmill's large-log primary breakdown machine center. Reconstruction is underway and we expect to restart the large-log line in the third quarter of 2022. The sawmill's annual capacity is estimated to be 150 MMBF after the start-up phase is completed in 2023. Actual production was averaging approximately 130 MMBF prior to the fire.

Our Capacity is Growing With Acquisitions and Productivity Improvements

PCH LUMBER VOLUMES ARE GROWING



2021

6 SAWMILLS

1,100 MMBF SHIPPED[1]

2015

4 SAWMILLS

624 MMBF SHIPPED

Our lumber shipments have increased 76% in six years as a result of **HIGH-RETURN CAPITAL PROJECTS** and the addition of two sawmills in the 2018 Deltic merger.

+476 MMBF

+76% MMBF

+2.5% ORGANIC CAGR

1 | Shipping during 2021 was impacted by a fire at our Ola, Arkansas sawmill in June 2021. 2021 shipments are pro forma to include an estimate of our Ola, Arkansas sawmill's shipments had the fire not occurred in June 2021.

Continuous Capital Investments Meet Hurdle Rates, Improve Productivity, Lower Costs, and Reduce Environmental Impact



St. Maries Plywood Patch Automation. Equipment is being installed at our St. Maries Plywood mill to automate the patching of our specialty panels, which are used in industrial applications. This project is expected to be complete in Q2 2022. The ~$4 million investment for this equipment will result in lower chemical usage while enabling the mill to profitably increase production resulting in an expected 41% return. The automation will also improve employee health and safety through repositioning repetitive motion jobs.



Warren Kilns Replacement. The five antiquated batch kilns at Warren were replaced with two state of the art continuous drying kilns in 2019. The new kilns improved lumber quality, resulting in a higher premium grade percentage, and removed a bottleneck, increasing production 25 MMBF per year. This ~$16 million investment is expected to yield a 22% return.



Planer Auto Grader Upgrades. We recently upgraded the automatic planer graders at five of our six sawmills to utilize artificial intelligence. As a result, the accuracy of the automatic planer graders increased, resulting in a higher premium grade percentage and higher sales price realizations. We invested ~$2 million and are expecting a return greater than 55%.

Ola Sawmill Rebuild Should Increase Production and Lower Cash Processing Costs

KEY CAPITAL PROJECTS

	TOTAL CAPITAL[1]	PAID BY INSURANCE	NOTES
LARGE-LOG LINE	$21-23M	Yes	Modern design Simplify process and maintenance
LOG SINGULATOR	$3.5M	No	55% IRR Project Improves recovery and reduces labor
TRIMMER OPTIMIZATION	$1.9M	No	19% IRR Project Increases production and reduces labor

15-20% INCREASE IN PRODUCTION

8-12% IMPROVEMENT IN RECOVERY

15-20% REDUCTION IN PROCESS COSTS

In June 2021, a fire occurred in the sawmill's large-log primary breakdown machine center. Reconstruction is underway and we expect to re-start the large log line in the third quarter of 2022 with a ramp-up period through the remainder of 2022. The sawmill's annual capacity is estimated to be 150 MMBF after the start-up phase is completed in 2023. Actual production was averaging approximately 130 MMBF prior to the fire. The upgrades will simplify the process and align technology with our timberlands.

1 | Large-log line: $8M in 2021 and $13-$15M in 2022. Log singulator: $1.6M in 2021 and $2.2M in 2022. Trimmer optimization: $0.6M in 2021 and $1.1M in 2022.

We are Relentlessly Focused on Continuously Improving our Environmental Performance

INCREASING QUALITY OF LOG UTILIZATION	REDUCING ENVIRONMENTAL FOOTPRINT	FOCUSED ON RENEWABLE ENERGY USE	CERTIFYING FIBER USED AT MILLS
NEARLY 100% OF LOGS UTILIZED	Air, Water, & Waste	RENEWABLE ENERGY 43% OF TOTAL USED AT FACILITIES	ALL MILLS Certified SFI® Fiber Sourcing 3 MILLS CERTIFIED FSC® CHAIN OF CUSTODY

We Have Identified 102,000 Rural Acres That We Intend to Sell Over Time at a Premium to Timberland Value

RURAL REAL ESTATE



102,000 ACRES

PROGRAM FOCUS SHIFTED from Minnesota to the South[1]

Legacy Deltic Land EXCEEDING EXPECTATIONS

LARGE PROPORTION OF SALES HAVE Conservation Outcomes

Our rural land sales efforts have focused on lands that we have identified as non-strategic or that have a higher and better use than timberland management. These higher uses can be the result of conservation objectives or demand for rural recreational real estate. We are proud to have a significant amount of conservation outcomes from our land sales, totaling approximately 240,000 acres since 2004. Since 2018, approximately 70% of our rural land sales acreage has been for conservation outcomes, with the remaining 30% for recreational purposes.

1 | Completed sale of ~72,000 acres in Minnesota for ~$48MM in Q4 2020; 11,000 acres remain in Minnesota at December 31, 2021

Interest in Solar Opportunities on our Timberlands

LAND SALES FOR SOLAR



Solar energy is gaining traction, particularly in southern states, as a renewable power alternative. Energy poviders and private companies are building entity-scale solar farms to reduce greenhouse gas emissions, take advantage of government incentives, and provide access to energy from renewable sources.

The US Department of Energy (DOE) recently released a study that shows that solar energy has the potential to power 40% of the nation's electricity, up from about 3% today.

We have identified 30,000 acres of our existing ownership that could have the site qualities and characteristics conducive to solar uses that might help fulfill the coming need.

As of January 1, 2022, we have 5,000 acres, valued at approximately $50 million, that are already committed to solar outcomes.

Creating Significant Conservation Outcomes Through Rural Land Transactions

BOUNDARY WATERS – "PLAN B"





The "Plan B" transaction involved the Boundary Waters Canoe Area Wilderness (BWCAW), a renowned recreational paradise in the northern third of Superior National Forest. Minnesota School Trust Lands held 82,400 acres of lands granted at statehood to support public education that were embedded within BWCAW, and that had not been accessible in order to generate revenue for the schools. The U.S. Forest Service (USFS) wanted to incorporate the lands into the BWCAW for recreational access. The solution was a creative three way land swap with The Conservation Fund (TCF) purchasing 40,000 acres of neighboring PotlatchDeltic land over five phases, which would then be exchanged in phases for equally valued School Trust Lands inside the wilderness area.

TCF would then sell those lands within the wilderness to the USFS for incorporation into the BWCAW. The transactions will ensure that the new Minnesota School Trust lands serve as long term revenue sources for the schools, keep working forests as working forests, support jobs and local communities, and enable the lakefront lands placed within the BWCAW to be preserved for recreational access.

Creating Significant Conservation Outcomes Through Rural Land Transactions

MISSISSIPPI RIVER NORTHWOODS





A transaction with The Trust for Public Land (TPL), with a subsequent sale to Crow Wing County, resulted in wildlife habitat conservation on nearly 2,000 acres along the Mississippi River. The area is known as the Mississippi River Northwoods and was the largest remaining stretch of the Mississippi River unprotected from development in north central Minnesota.

The land connected with other properties to provide a nine mile stretch of waterfront that protects eagle and red shouldered hawk nests and provides critical habitat along the Mississippi River Flyway, used by 60% of North America's migratory birds. In addition, the lands provided perpetual public recreation benefits for hunting, fishing, wildlife viewing, hiking and canoeing.

We Also Develop and Sell Building Lots in a Highly Desirable 4,800 Acre Master-Planned Community

CHENAL MASTER-PLANNED COMMUNITY LITTLE ROCK, ARKANSAS



~60%
COMMERCIAL SOLD
335 ACRES REMAINING
$250,000/ACRE

~70%
RESIDENTIAL SOLD
1,600 LOTS REMAINING
$80,000/LOT

PREMIER MASTER-PLANNED COMMUNITY

LOT SALES TO PRIVATE/REGIONAL BUILDERS

MOST INFRASTRUCTURE $ COMPLETE

COMMERCIAL - OFFICE/MULTIFAMILY/RETAIL

20%
OF NEIGHBORHOODS SET ASIDE AS GREEN SPACES

PROMOTING A
Healthy Lifestyle
FOR RESIDENTS

15%
GREENSPACE BETWEEN NEIGHBORHOODS

Our Chenal Valley master-planned community in west Little Rock is one of the premier real estate developments in Arkansas. We develop and sell both residential and commercial property, while incorporating several environmentally conscious practices into the development process.

We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices



Indexed Idaho Sawlogs

&



Top 10 Lumber Manufacturer

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]


65%
24%
41%
34%
0%
0%
PCH
WY
RYN
CTT
Indexed Idaho Sawlogs
Lumber

$10 per MBF in Lumber Price = $12 Million in PCH EBITDDA

1 | Source: Public filings 2016-2021.

Our Footprint Maximizes the Benefit of Structurally Higher Lumber Prices on a Regional Basis

Idaho

NET LUMBER EBITDDA EXPOSURE[1]


70%

INTEGRATION[3]


45%
65%
Timberland Sawlogs Sold Internally[2]
Mill Sawlogs Sourced Internally

Sawlogs Indexed to Lumber Prices

U.S. South

NET LUMBER EBITDDA EXPOSURE[1]


70%

INTEGRATION[3]


50%
50%
Timberland Sawlogs Sold Internally
Mill Sawlogs Sourced Internally

Long on Manufacturing Due to Natural Hedge

Lake States

NET LUMBER EBITDDA EXPOSURE[4]


100%

INTEGRATION[3]


0%
100%
Mill Sawlogs Sourced Externally

Long on Manufacturing

1 | 5-year average EBITDDA exposure of Timberlands and Wood Products segment.
2 | The sawlog prices are indexed to the price of lumber along with additional 30% of volume sold externally.
3 | Based on 2021 results.
4 | As of the end of 2020 after completing the last large Minnesota timberland sale.

PotlatchDeltic is Well Positioned to Take Advantage of Favorable Housing Fundamentals

U.S. HOUSING STARTS



THOUSANDS
2,500
2,000
1,500
1,000
500
0
ACTUAL[1]
FORECAST[2]
AVERAGE TOTAL STARTS
SINCE 1970: 1.5 MILLION
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022F
2024F
Single Family
Multifamily

"New residential construction is on the cusp of a multiyear boom."
- FEA



Millennials Shifting to Home Ownership

Resale Home Inventory Remains Low

Repair and Remodel Expected to Remain Strong

1 | Source: U.S. Census Bureau.
2 | Source: FEA.

Low Mortgage Rates Support Housing Affordability

HOUSING AFFORDABILITY INDEX & 30-YEAR FIXED RATE MORTGAGE[1]


INDEX
210
200
190
180
170
160
150
140
130
120
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FIXED RATE MORTGAGE
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Housing remains affordable relative to historical levels despite the recent rise in home prices and uptick in mortgage rates. A tight labor market characterized by upward pressure on wages should offset some of the impact. Rising interest rates is a key risk given the recent change in the Federal Reserve's posture.

1 | Source: Freddie Mac & National Association of Realtors.

Cumulative Underbuilding of U.S. Homes in Last Decade

CUMULATIVE UNDERBUILDING OF U.S. HOMES IN LAST DECADE[1]


MILLION UNITS
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
OVERBUILDING
UNDERBUILDING
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

Overbuilding occurred in the U.S. single family market in 2005-2008. Since then, we have had a prolonged period of underbuilding, supported by lower household formation. When the loss of existing units is combined with the underbuilding relative to household formation, the cumulative housing deficit is even more substantial.

1 | Source: FEA

Strong Millennial Demographic Tailwind

U.S. POPULATION DISTRIBUTION BY AGE 2008 VS 2023[1]



POPULATION IN MILLIONS
0
1
2
3
4
5
PRIME HOMEBUYING YEARS
00
05
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100
POPULATION AGE
2023
2008

Millennials are the largest demographic cohort in U.S. history and they have just entered their prime home buying years. This is providing a significant tailwind to housing demand and the situation is different than the last housing boom in 2008.

1 | Source: FEA Data Center.

U.S. Housing Stock Has Aged Considerably


MEDIAN AGE OF OWNER-OCCUPIED HOUSING[1]
YEARS OF AGE
43
41
39
37
35
33
31
29
27
25
53% of US owner-occupied homes were built before 1980; only 7% were built between 2010 and 2019.
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019

Aging housing stock signals a rising market for repair and remodeling. This is because older homes typically have much smaller footprints than homes built more recently and older homes need more repairs than newer homes. Larger homes are even more desirable with the shift to remote work.

1 | Source: NAHB.

Residential Improvement Spending Supports Lumber Demand


RESIDENTIAL IMPROVEMENT SPEND[1]
BILLIONS OF 2012 USD
$190
$170
$150
$130
$110
$90
$70
FORECAST
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

Residential remodeling benefits from strong housing markets, limited housing supply, and aging housing stock. The significant growth in homeowner equity is likely to fuel continued strong repair and remodel activity. Rising cost of labor and building materials and higher interest rates could create some headwinds.

1 | Source: FEA.

Lumber Prices are Expected to Remain Above Historical Averages Due to Growing Lumber Demand and Constrained Supply

NORTH AMERICAN LUMBER DEMAND VS CAPACITY (BBF) WITH LUMBER PRICE[1]


% Capacity Ratios
FORECAST[1]
BBF
$/MBF
0
10
20
30
40
50
60
70
80
90
$100
$200
$300
$400
$500
$600
$700
$800
68%
86%
87%
91%
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
Capacity
Lumber Demand
Random Lengths Composite (Annual Average)

1 | Source: FEA.

North American Lumber Supply/Demand

LUMBER PRODUCTION BY REGION


U.S. South
35%
British Columbia
15%
Other Canada
24%
U.S. West
22%
Other U.S.
4%

CANADIAN SHARE OF U.S. MARKET


34%
32%
30%
28%
26%
24%
22%
20%
2005
2007
2009
2011
2013
2015
2017
2019
2021

Over 60% of North American lumber production is in the U.S., with the U.S. South accounting for 35% overall. The Canadian share of the U.S. market was impacted by the Great Recession and the mountain pine beetle infestation, which resulted in ~2BBF of capacity closures in 2019. Canadian imports into the U.S. remain subject to a duty with a 17.90% rate. High prices in 2020 should result in a lower duty rate in late 2022 after the Third Administrative Review (AR3) with the lower rate in effect through most of 2023.

1 | Source: FEA.

Lumber Production Shifting to the U.S. South

ANNUAL CHANGE IN LUMBER PRODUCTION 2018-2020[1]


BILLION BOARD FEET
1.2
0.7
0.2
(0.3)
(0.8)
(1.3)
(1.8)
(2.3)
(2.8)
British Columbia
Other Canada
Other U.S.
U.S. West
U.S. South
2019 vs 2018
2020 vs 2019

Lumber production in British Columbia has been declining due to the mortality impact from the mountain pine beetle and reduced annual allowable harvest levels. Production in the U.S. South has increased due to available low cost fiber combined with productivity improvements and capacity expansions.

1 | Source: FEA.

Our Sustainably Managed Timberlands are Part of the Solution to Climate Change

NET CARBON ATMOSPHERIC REMOVALS & STORAGE[1]

SCOPE 1/2

NET ANNUAL CARBON REMOVALS

- − REMOVALS IN OUR TIMBERLANDS
- + HARVEST
- − NET CHANGE IN REGIONAL FORESTS FOR OUR EXTERNAL FIBER SOURCING

SCOPE 3

WOOD PRODUCTS CARBON VAULT

- − STORED IN PRODUCTS FROM LOGS WE GROW AND SELL
- − STORED IN PRODUCTS WE MANUFACTURE
- − STORED IN PRODUCTS FROM MILL WOOD RESIDUALS THAT WE SELL

-4.4 Million Metric Tons CO_2e

GREENHOUSE GAS EMISSIONS[1]

SCOPE 1/2

- + OUR GHG EMISSIONS
- + GHG EMISSIONS FROM ELECTRICITY PURCHASED

SCOPE 3

- + EMISSIONS FROM UPSTREAM AND DOWNSTREAM

+2.7 Million Metric Tons CO_2e

1 | Data as of 2020. Carbon removals using year-end 2020 land base. Greenhouse gas emissions preliminary estimates using NCASI screening tool.

Our Carbon Removal and Storage Life Cycle


ANNUAL CARBON REMOVAL
~8 Million CO2e in 2020[1]
WE RENEW THE CYCLE WITH GROWTH AND PLANT SEEDLINGS ANNUALLY.
EXISTING CARBON STORED
ANNUAL HARVEST
- -ANNUAL CARBON REMOVALS
Pre-merchantable Above & Below Ground
5 Million CO2e
CO2
O2
ABOVE GROUND
BELOW GROUND
Non-Merchantable Above Ground
19 Million CO2e
Merchantable Above Ground
98 Million CO2e
Merchantable Harvest
6 Million CO2e
Harvested Non-Merchantable Wood Decays
End of Life Landfill
CARBON RE-ENTERS ATMOSPHERE
CARBON RE-ENTERS SOIL
Typical Carbon Stored In Soil
72 Million CO2e
Carbon Stored in Merchantable Tree Roots
24 Million CO2e
Wood Products
Paper & Packaging Products

Our carbon removal life cycle includes annual carbon dioxide removals from the atmosphere, the release of oxygen, and the storage of carbon in our standing timber and soils. Replanting, land use changes, fire, and mortality can impact both removals and storage. Once harvested, the carbon in the logs follows its life to short lived or long lived storage in products and the eventual disposal and release to air or soil. Greenhouse gas emissions along that life cycle offset some of the benefits.

1 | 2020 updated. CO_2e in metric tons. Carbon removals using year-end 2020 land base.

Our Carbon Storage in Wood Products

CARBON STORAGE - CUMULATIVE HARVEST OVER MULTIPLE ROTATIONS


CO_2E PRODUCTS & LANDFILLS
MILLION METRIC TONS
600
500
400
300
200
100
0
0
27
54
81
108
YEARS IN THE FUTURE

When multiple cycles of tree growing and harvest, or rotations, overlap carbon storage in wood products, the result is cumulative carbon storage that accumulates and increases over time. Wood products manufacturing converts the logs into long lived wood products storing about 50% of the carbon and acting like a "carbon vault." Carbon from harvested logs remains in wood and paper products until the end of their use. The rate of decrease in storage is dependent on the mix of products. Approximately 68% of total tree carbon in a sawlog sized tree is transported to a sawmill and 50% of that amount is captured in solid wood products such as lumber and plywood as a long lived carbon vault. The total tree carbon that is used for pulp and paper products has a shorter life span. Pulp and paper products have a rate of decay or release that is high initially as products are used, recycled or disposed of and the rate slows substantially after initial use because of the portion that is stored in landfills for a very long time.

Carbon Pricing Inadequate for Additionality Initiatives[1]

AFFORESTATION



PURCHASE RAW LAND AND PLANT WITH SEEDLINGS

HIGHER CARBON OFFSET PRICES REQUIRED

> $160/offset

HARVEST DEFERRAL



EXTEND ROTATION BY 10 YEARS TO INCREASE STANDING CARBON STORAGE

HIGHER CARBON OFFSET PRICES REQUIRED

$15/offset

IMPROVING PRODUCTIVITY



INCREMENTAL ADDITIONALITY THROUGH FERTILIZATION

HIGHER CARBON OFFSET PRICES REQUIRED

$20/offset

CURRENT NCX PRICE:[2] $8/HARVEST DEFERRAL CREDIT[3]

1 | Scenarios assess approximate price per offset to meet return requirements. Examples are for Southern timberlands with Idaho timberlands requiring five times the $/offset for the harvest deferral scenario. Afforestation scenario assumes bare land purchased for $1,000 per acre with growth solely for carbon storage over a 50 year period. Adding harvest assumption at end of 50 years would reduce price to $140/offset.

2 | Price as of 2/3/2022.

3 | Harvest Deferral Credits are an NCX specific unit of measure and are not equivalent to a "permanent ton" carbon offset. The conversion of Harvest Deferral Credits to carbon offsets results in a carbon offset price less than $8/offset.

Climate Change Risks and Opportunities

PHYSICAL RISKS AND OPPORTUNITIES

TYPE	RISK/OPPORTUNITY	DESCRIPTION
GROWTH	Increased productivity and yield in tree growth due to higher CO_2	Shorter rotations and opportunities for increased manufacturing capacity in areas benefiting from higher growth.
WEATHER	Increased severity of extreme weather including heavy precipitation, tornadoes, and flooding	Potential damage to timberlands, roads, or facilities. Risk of difficulty accessing timberlands at times and log disruptions to mills.
WILDFIRE	Increased risk of wildfire, especially in the Inland Northwest	Increased costs for firefighting and for measures to reduce fire risk.

TRANSITION, REGULATORY RISKS AND OPPORTUNITIES

TYPE	RISK/OPPORTUNITY	DESCRIPTION
REGULATORY	Policy for biogenic energy from wood residuals from sustainably managed forests	Increased internal use of residuals and higher residual demand from pellet markets. Growth of residual demand for biochar markets.
MARKETS	Development of carbon offset markets	Potential new revenue streams from sale of carbon credits.
MARKETS	Increase in demand for products that have a lower GHG footprint	Increased demand for wood products from policies, standards and consumer preferences for buildings with greater use of low embodied carbon materials.
MARKETS/ REGULATORY	Development of new products and substitutes	Increased demand for mass timber in tall buildings. Growth of domestic mass timber production.
TECHNOLOGY	Resource efficiency gains in sawmilling	Advance in technology could reduce wood residuals and improve productivity of sawmills.
OPERATIONAL	Change in energy costs	Higher natural gas prices or renewable energy could reduce wood residuals and improve productivity of sawmills.
REGULATORY	Change in regulatory requirements regarding air, water, or waste	Increased air monitoring/pollution control equipment in priority area designations. Increased water monitoring or effluent quality requirements in Arkansas due to Sparta aquifer.
REGULATORY	Increased pricing of GHG emissions/carbon tax	Increased costs for wood products facilities or capital costs to shift to technologies that reduce GHG emissions.

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneficial Tall Wood Buildings Take Market Share from Steel and Concrete

BENEFITS OF MASS TIMBER IN TALL BUILDINGS


Environmental Sustainability
& CARBON STORAGE
Aesthetics
Energy & Thermal
PERFORMANCE
ICC APPROVED TO
18 Stories
STRUCTURAL
Strength & Stability
Faster & Easier
TO BUILD
Performs
WELL IN FIRE

CARBON VAULT

Wood is 50% Carbon BY WEIGHT

LUMBER CO_2 PRODUCTION INTENSITY[1]

25% LESS THAN CONCRETE

50% LESS THAN STEEL

SUBSTITUTION[2]

SUBSTITUTION COULD PREVENT **14 to 31%** OF GHG EMISSIONS

1 | Source: The economic emissions benefits of engineered wood products in a low-carbon future, MIT Joint Program on the Science and Policy of Global Change, June 2018.

2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry.

Favorable Outlook for Mass Timber as Natural Climate Solution

PROJECTED U.S. INCREMENTAL MASS TIMBER DEMAND[1]


INCREMENTAL SOFTWOOD DEMAND (BBF)
8
7
6
5
4
3
2
1
0
2025
2030
2035
High
Base
Low

TOTAL INCREMENTAL ⬆ OF

3.77-6.75 BBF

PROJECTED U.S. INCREMENTAL CARBON IMPACT[2]


CO2 EQUIVALENT (MILLION METRIC TONS)
9
8
7
6
5
4
3
2
1
0
2025 Gain
2030 Gain
2035 Gain
CO_2 Avoided
CO_2 Sequestered

TOTAL INCREMENTAL ⬆ OF

~8.4 Million tons of CO_2 avoided[3]

1 | SLB Mass Timber Demand Outlook, 2020 FP Innovations, October 2020.
2 | Source: Woodworks Carbon Calculator Documentation.
3 | Source: 2020 FP Innovations. Modeled on base case.

The Power of our Strategy is Evidenced by our Strong Financial Performance

POTLATCHDELTIC HISTORICAL ADJUSTED EBITDDA[1]


$ MILLIONS
$750
$675
$600
$525
$450
$375
$300
$225
$150
$75
$0
$134 MILLION
$196 MILLION
$297 MILLION
$179 MILLION
$382 MILLION
$653 MILLION
2016
2017
2018
2019
2020
2021

Our well-managed portfolio of assets and our business strategy are well-aligned with favorable housing fundamentals.
Our **HIGHEST DIRECT LEVERAGE** to lumber prices resulted in record annual Adjusted EBITDDA in 2020 and 2021.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in this section of this presentation.

Timberlands Segment Adjusted EBITDDA

TIMBERLANDS ADJUSTED EBITDDA HISTORY[1,2]


$ MILLIONS
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
Northern Region
Southern Region

TIMBERLANDS HARVEST[2]


MILLION TONS
2016
2017
2018
2019
2020
2021

SAWLOG PRICES


2016
2017
2018
2019
2020
2021

Our Timberlands adjusted EBITDDA has increased due to higher log prices in Idaho and expansion of our ownership in the central U.S. South. Timberlands provide stability and support a sustainable growing dividend.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in this section of this presentation

2 | Deltic included for 10 months in 2018, extraordinary wet weather reduced 2019 harvest, Ola Arkansas sawmill fire reduced 2021 harvest.

Wood Products Segment Adjusted EBITDDA

WOOD PRODUCTS ADJUSTED EBITDDA HISTORY[1,2]


$ MILLIONS
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021

WOOD PRODUCT SHIPMENTS (MBF)[2]


MBF
1.2
1
0.6
0.4
0.2
0

WOOD PRODUCTS LUMBER PRICES (MBF)


MBF
$900
$700
$200

Our Wood Products adjusted EBITDDA has increased due to strong lumber prices and capacity expansion. We added two sawmills in the 2018 Deltic merger, and we regularly invest in high return capital projects. We expect lumber prices to be **STRUCTURALLY HIGHER** due to favorable housing fundamentals and constrained supply.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in this section of this presentation.
2 | Deltic included for 10 months in 2018.

Real Estate Segment Adjusted EBITDDA

REAL ESTATE ADJUSTED EBITDDA HISTORY[1]


$ MILLIONS
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2016
2017
2018[2]
2019
2020[3]
2021

RURAL SALES *(Excludes the acres sold in the 2018 Central Idaho liquidation transaction)*


ACRES SOLD
100K
80K
60K
40K
20K
0
2016
2017
2018
2019
2020[3]
2021
$2.5K
$2K
$1.5K
$1K
$500
0
$/ACRE

RESIDENTIAL SALES


LOTS SOLD
180
140
100
60
20
2018
2019
2020
2021
$100K
$80K
$60K
$40K
$20K
0
$/LOT

Our Real Estate team creates value with opportunistic rural land sales and effective management of our Chenal Valley master-planned community in Little Rock, Arkansas. Notable sales included approximately 1,800 acres in Arkansas for nearly $20 million in 2019 and approximately 72,000 acres in Minnesota to The Conservation Fund for nearly $48 million in 2020.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in this section of this presentation.
2 | Deltic included for 10 months in 2018.
3 | Completed sale of ~72,000 acres in Minnesota for ~$48MM in Q4 2020.

Adjusted EBITDDA Reconciliation

$ MILLIONS

		2016	2017	2018	2019	2020	2021
TIMBERLANDS	Northern Timberlands operating income	$65	$94	$105	$63	$114	$197
	Depreciation, depletion and amortization	10	8	9	8	8	8
	Northern Timberlands EBITDDA	$75	$102	$114	$71	$122	$205
	Southern Timberlands operating income	$17	$12	$16	$25	$18	$20
	Depreciation, depletion and amortization	14	13	40	38	43	38
	Southern Timberlands EBITDDA	$31	$25	$56	$63	$61	$58
	Timberlands Segment Adjusted EBITDDA	**$106**	**$127**	**$170**	**$134**	**$183**	**$263**
WOOD PRODUCTS	Operating income (loss)	$25	$73	$108	($10)	$152	$363
	Depreciation, no-cash impairments & eliminations	7	7	23	23	24	31
	Wood Products Segment Adjusted EBITDDA	**$32**	**$80**	**$131**	**$13**	**$176**	**$394**
REAL ESTATE	Operating income[1]	$19	$19	$23	$43	$60	$20
	Basis of real estate sold and depreciation	8	7	17	20	27	28
	Real Estate Segment Adjusted EBITDDA	**$27**	**$26**	**$40**	**$63**	**$87**	**$48**
CORPORATE	Corporate expense	($28)	($43)	($63)	($37)	($50)	($48)
	Depreciation and eliminations	(3)	(2)	(5)	6	(14)	(4)
	Special items[2]	-	8	24	-	-	-
	Total Adjusted EBITDDA	**$134**	**$196**	**$297**	**$179**	**$382**	**$653**

1 | Excludes the 2016 central Idaho timberland sale.

2 | Special items include Deltic merger costs of $3 million, environmental charge of $5 million in 2017, Deltic merger costs of $22 million, and inventory purchase price adjustment of $2 million in 2018.

CAPITAL ALLOCATION

We are Focused on Growing Shareholder Value Over the Long Term Through a Balanced Capital Allocation Strategy

$ MILLIONS	MAINTAIN STRONG BALANCE SHEET	RETURN CASH TO SHAREHOLDERS	GROW CAD PER SHARE
STABLE CASH FLOW	TARGETS: LEVERAGE < 4X[1] ADEQUATE CASH LIQUIDITY > $400	DIVIDEND: • GROW SUSTAINABLY • $122/YEAR	MAINTENANCE CAPEX: • REFOREST, MILLS, LOTS • ~$40 / YEAR
VARIABLE CASH FLOW	ACTUAL 12/31/2021: LEVERAGE = 0.7X[1] CASH = $296 LIQUIDITY = $595	SHARE REPURCHASES: • >20% NAV DISCOUNT • 10b5-1 PLAN IN PLACE SPECIAL DIVIDENDS: • $276 Q4 2021	DISCRETIONARY CAPEX: • >20% IRR ACCRETIVE ACQUISITIONS: • TIMBERLANDS, MILLS

GROW SHAREHOLDER VALUE

2014-2021

DIVIDENDS	SHARE REPURCHASES	ACQUISITIONS	CAPEX
$993 MILLION[2]	$46 MILLION	$1.9 BILLION	$331 MILLION

1 | EBITDDA leverage is a non-GAAP measure and target is through a cycle; see appendix for definition.
2 | Includes a $4 per share, or $276 million, special dividend.

Returning Cash to Shareholders Through a Sustainable, Growing Dividend and Opportunistic Share Repurchases is a Key Part of our Value Proposition

SUSTAINABLE AND GROWING DIVIDENDS


$ PER SHARE[1]
42% INCREASE IN REGULAR DIVIDEND PER SHARE SINCE 2012
$1.24
$1.40
$1.50
$1.60
$1.64
$1.76
Q4 2011
Q4 2013
Q4 2014
Q4 2017
Q4 2020
Q4 2021

90%	124%	3.3%	TIMBERLANDS > 80%
PAYOUT IN 2021[4]	INCREASE IN REGULAR DIVIDEND PAYOUT SINCE 2012	YIELD[2]	OF GROSS ASSET VALUE

OPPORTUNISTIC SHARE REPURCHASES

REPURCHASED
$46 Million
AT $35 PER SHARE

$59 Million
REMAINING ON AUTHORIZATION

33%
DIFFERENCE IN SHARE PRICE: REPURCHASE VS. ISSUANCE[3]

1 | Annual run rate.
2 | Based on closing stock price of $53.79 on February 1, 2022.
3 | We issued 22 million shares at $52 per share in 2018 to consummate the Deltic Timber merger.
4 | Includes $276 million special dividend.

We are Growing Our Business in a Disciplined Way Over Time

CAPITAL EXPENDITURES


$ MILLIONS
80
70
60
50
40
30
20
10
0
$52
$64
$46
$65
$70
2018
2019
2020
2021
2022 Fcst[1]
Wood Products
Timberlands Reforestation & Roads
Real Estate Development
Corporate
Maintenance (Reforestation, Mills, and Lot Development)

KEY MERGERS & ACQUISITIONS



MISSISSIPPI/ALABAMA ACQUISITIONS 2014



DELTIC TIMBER MERGER 2018



LOUTRE TIMBER MERGER 2021

1 | 2022 Forecast based on current management expectations. Includes $15M for the Ola, Arkansas sawmill rebuild. The Ola Sawmill rebuild funding is mostly covered by insurance.

Maintaining a Strong Balance Sheet and Ample Liquidity Provides the Flexibility to be Opportunistic

$ MILLIONS

Market Cap[1]	Debt[4]	Cash[4]	Enterprise Value
$3,715	$758	($296)	$4,177

$595 Million[4]
LIQUIDITY

INVESTMENT GRADE

MOODY'S **Baa3**

S&P **BBB-**

DEBT METRICS[4]

NET DEBT TO ENTERPRISE VALUE[2]	11.1%
ADJUSTED EBITDDA LEVERAGE-LTM[2]	0.7x
WEIGHTED AVERAGE COST OF DEBT[3]	3.1%

NO SIGNIFICANT NEAR-TERM DEBT MATURITIES


$ MILLIONS
$40
$40
$176
$100
$28
$0
$100
$190
$46
$40
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
Refinance Rates Locked
Refinance Rates Not Locked

1 | Based on closing stock price of $53.79 on February 1, 2022.
2 | Adjusted EBITDDA leverage and net debt to enterprise value are non-GAAP measures. See appendix for definitions.
3 | Weighted average cost of debt excludes amortization of deferred issuance costs and credit facility fees and includes annual estimated patronage credit on term loan debt.
4 | As of December 31, 2021.

We are Committed to Environmental and Social Responsibility and to Responsible Governance

ENVIRONMENTAL[1]

LONG-TERM SUSTAINABLE FOREST MANAGEMENT PLANS INCORPORATE BEST MANAGEMENT PRACTICES

HARVESTED 3.2% OF TIMBERLANDS, INCLUDING THINNING

22 Million SEEDLINGS PLANTED

FORESTRY PRACTICES 100% Third Party Certified

PROTECTED ENDANGERED SPECIES AND PROMOTED BIOLOGICAL DIVERSITY

PROTECTED 2,300 MILES OF RIVERS AND STREAMS

RENEWABLE ENERGY 43% OF TOTAL USED AT FACILITIES

SOCIAL[1]

FOCUSED ON DIVERSITY AND INCLUSION

WOMEN CONSTITUTE 30% OF OUR SALARIED ROLES

WORKFORCE DEVELOPMENT

OUR WOOD PRODUCTS TCIR IS 1.6 OUR SAFETY ASPIRATION IS Zero INCIDENTS

VPP STATUS AT 4 of 7 FACILITIES

CONNECTED TO OUR COMMUNITIES

NEARLY ALL TIMBERLANDS AVAILABLE FOR PUBLIC ACCESS AND RECREATION

GOVERNANCE[1]

INDEPENDENT BOARD OF DIRECTORS

33% WOMEN DIRECTORS

ESG Governance INCORPORATES CROSS-FUNCTIONAL TEAMS AND BOARD OVERSIGHT

COMPREHENSIVE POLICIES REFLECT OUR HIGH STANDARDS AND ETHICS

ENTERPRISE RISK MANAGEMENT FRAMEWORK, INCLUDING CLIMATE RISKS

ONGOING STAKEHOLDER ENGAGEMENT

PUBLIC ADVOCACY AND PARTICIPATION IN Over 30 RESEARCH ORGANIZATIONS AND COALITIONS

CORE UNITED NATIONS SDGS

8, 12, 13, 15, 17

SUPPORTED UNITED NATIONS SDGS

3, 4, 16

1 | Data from 2020 ESG Report. Percentage women Directors as of January 1, 2022. Seedlings planted and women in salaried roles are for 2021.

Superior Financial, ESG and Capital Allocation Performance Benefits all PotlatchDeltic Stakeholders, Now and Long into the Future

TOTAL SHAREHOLDER RETURN


$290
$270
$250
$230
$210
$190
$170
$150
$130
$110
$90
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
PotlatchDeltic
NAREIT Equity Index
S&P 500 Index
2021 Peer Group[1]


Environmental Responsibility
Social Responsibility
Responsible Governance

1 | Peer Group: RYN, JOE, UFPI, WY.



APPENDIX

Definitions

TOTAL ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as net income adjusted for interest expense, income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, pension settlement charge, gains and losses on disposition of fixed assets, net gains and losses on fire damage, and other special items.

Throughout this presentation, references to EBITDDA are intended to be Adjusted EBITDDA.

ADJUSTED EBITDDA LEVERAGE

is a non-GAAP measure and is calculated as net debt divided by Total Adjusted EBITDDA.

SEGMENT ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items.

CASH AVAILABLE FOR DISTRIBUTION (CAD)

is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions not classified as strategic.

NET DEBT TO ENTERPRISE VALUE

is a non-GAAP measure and is calculated as net debt divided by enterprise value. Net Debt is a non-GAAP measure and is calculated as long-term debt (plus long-term debt due within a year), less cash and cash equivalents.

SFI®

is Sustainable Forestry Initiative.®

FSC®

is Forest Stewardship Council.®


Jerry Richards
VICE PRESIDENT & CHIEF FINANCIAL OFFICER
509.835.1521
POTLATCHDELTIC.COM
Nasdaq: PCH
Q1 2022